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                                                                    EXHIBIT 23.2

              CONSENT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS





        We consent to the reference to our firm under the caption "Experts" and "Selected Financial Data," and to the use of our reports dated February 28, 1998, in Amendment No. 1 to the Registration Statement on Form S-1 and related Prospectus of Computer Technology Associates, Inc. (formerly CTA INCORPORATED) for the registration of 1,951,074 shares of its common stock.

                                                 /s/ Ernst & Young LLP

Washington, D.C.
November 3, 1998